UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or
15(d) of the
Securities Exchange Act of 1934

Date of Report: July 01, 2012
(Date of earliest event reported)

Asure Software, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

110 Wild Basin Rd Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Asure Software, Inc. on July 2, 2012.  This Amendment is being filed to include the financial statements of PeopleCube BV, d/b/a PeopleCube and pro forma information listed below.

Item 9.01   Financial Statements and Exhibits

(a)		Financial statements of businesses acquired.

	(1)	Exhibit 99.1 - Audited Financial Statements for PeopleCube as of and for the years ended December 31, 2011 and 2010 and the accompanying Report of Independent Auditors; and

	(2)	Exhibit 99.2 - Unaudited Financial Statements for PeopleCube as of and for the six months ended June 30, 2012 and 2011.

(b)
Pro forma financial information—Included herein as Exhibit 99.3 are the unaudited pro forma condensed combined Balance Sheet as of June 30, 2012 and the pro forma condensed combined Statements of Operations for the twelve months ended December 31, 2011 and six months ended June 30, 2012.

(c)		Exhibits.

Exhibit	Description

99.1	Audited Financial Statements for PeopleCube as of and for the years ended December 31, 2011and 2010 and the accompanying Report of Independent Auditors.

99.2	Unaudited Balance Sheet for PeopleCube for the period ended December 31, 2011 and June 30, 2012 and Income Statement and Cash Flows for the six months ended June 30, 2012 and 2011.

99.3
Asure Software, Inc. unaudited pro forma condensed combined Balance Sheet as of June 30, 2012 and the condensed combined Statements of Operations for the six month period ended June 30, 2012 and the fiscal year ended December 31, 2011 with respect to the acquisition of PeopleCube.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Date: September 17, 2012	By:	/s/Patrick Goepel
Patrick Goepel
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Audited Financial Statements for PeopleCube as of and for the years ended December 31, 2011and 2010 and the accompanying Report of Independent Auditors.

99.2	Unaudited Balance Sheet for PeopleCube for the period ended December 31, 2011 and June 30, 2012 and Income Statement and Cash Flows for the six months ended June 30, 2012 and 2011.

99.3
Asure Software, Inc. unaudited pro forma condensed combined Balance Sheet as of June 30, 2012 and the condensed combined Statements of Operations for the six month period ended June 30, 2012 and the fiscal year ended December 31, 2011 with respect to the acquisition of PeopleCube.